Exhibit 10.(k)

TECHNICAL SUPPORT AGREEMENT BETWEEN TECHNOLOGY
SERVICE SOLUTIONS AND ATS MONEY SYSTEMS, INC.  TECHNICAL SUPPORT
AGREEMENT

___________________________________________________________
MAINTENANCE AND RELATED SERVICES

This Technical Support Agreement (Agreement) is between Technology Service Solutions (herein after referred to as "TSS"), a general partnership under the laws of the State of New York, with its principal office at:

Valley Forge Office Center, 580 East Swedesford Road
Wayne Pennsylvania 19087

and ATS Money Systems, Inc., (herein after referred to as "The Company"), incorporated under the laws of the State of New Jersey, having an office at:

25 Rockwood Place Englewood, New Jersey 07631

TSS and The Company mutually agree to the following:

This Agreement sets forth the terms and conditions under which TSS will provide maintenance and related services to The Company. TSS will provide such services to The Company based on transaction documents issued by The Company and accepted by TSS hereunder.

THIS AGREEMENT DOES NOT OBLIGATE EITHER PARTY TO
PURCHASE ANY SERVICES, BUT ONLY ESTABLISHES THE TERMS AND
CONDITIONS FOR SUCH TRANSACTIONS.  THERE IS NO REPRESENTATION,
WARRANTY, OR COMMITMENT TO DO ANY PARTICULAR AMOUNT OF BUSINESS
HEREUNDER.

PRIOR TO COMMENCEMENT OF SERVICES UNDER THIS
AGREEMENT, A COMPLETED STATEMENT OF WORK MUST BE SIGNED BY BOTH
PARTIES.  SUBSEQUENT TO THE SIGNING OF SUCH STATEMENT OF WORK,
THE OBLIGATION OF TSS TO PROVIDE SERVICES AND RECEIVE PAYMENT
FROM THE COMPANY SHALL BE BASED UPON THE ACCEPTANCE OF A
TRANSACTION DOCUMENT BY TSS

1.0  Scope Of Work

TSS will provide installation, warranty service, maintenance, and other related services for end-users of eligible computer hardware and software products specified in Attachments to this Agreement.

Services provided will be described in each Statement of Work issued hereunder.

TSS reserves the right to use its selected subcontractors to provide these services.

2.0  Definitions

The term Attachment shall mean a document containing additional information regarding the business relationship, as well as additional terms and conditions. For example, an Attachment may be a Statement of Work, a price schedule, or an eligible machine listing.

The term Statement of Work shall mean a signed document subject to the terms and conditions of this Agreement that specifically describes the responsibilities, obligations and any unique requirements of the services provided.

The terms transaction document shall mean a document that contains specific information regarding The Company's requested services to be provided to its customers hereunder. Examples of such information include type of service, customer name and address, machine serial number and manufacturer name, and effective date.

The term products shall mean those eligible products listed in an Attachment, and installed in the United States and Puerto Rico.

The term deliverables shall mean parts and additional items and materials that may be necessary for TSS to fulfill its obligations under this Agreement.

The terms end-user and customer shall mean the user of the eligible products under this Agreement.

The term parts shall mean replacement parts necessary for TSS to perform services during the term of this Agreement, or any extensions thereof.

3.0  Term, Termination, and Cancellation

The term of this Agreement shall be for one year from the date of its execution by both parties. This Agreement may be further extended by a written agreement of extension signed by both TSS and The Company.

Any conditions of this Agreement which, by their nature extend beyond its termination or cancellation, remain in effect until fulfilled and apply to respective successors and assignees.

TSS or The Company may terminate this Agreement, with or without cause, at any time upon at least ninety days prior written notice.

TSS or The Company may cancel this Agreement for a material breach by the other party of its obligations hereunder if that breach is not cured within thirty days after receiving written notice thereof.

4.0 Charges

The charges for services provided by TSS are listed in an Attachment. TSS may increase or decrease charges by providing ninety days written notice. Such charges will become effective on the first day of the applicable invoice period on or after the effective date specified in the notice.

5.0  Payment Terms

Unless otherwise specified in an Attachment, payment for services provided by TSS shall be net thirty days from receipt of an acceptable TSS invoice.

Payment will be made to the TSS address specified on the invoice.

6.0  Taxes

TSS will invoice all taxes applicable to the services provided.

7.0  Warranty

TSS warrants that it will perform all services in a skillful, competent, and workmanlike manner and in accordance with its description in an Attachment or a Statement of Work. Misuse, accident, unsuitable operating environment, modification, failure caused by a product for which TSS is not responsible, or operation outside of manufacturer's specifications may void this warranty. TSS does not warranty uninterrupted service or error-free operation.

THIS WARRANTY REPLACES ALL OTHER WARRANTIES, EXPRESS
OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES
OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.0  Confidential Information

The Company understands that TSS does not wish to receive from The Company or any of its affiliates or authorized channels, any information which may be considered confidential or proprietary. The Company represents and warrants that no information will be provided that is confidential or proprietary to The Company of any of its affiliates or authorized channels or any third party, and TSS will not be obligated to retain in confidence or in any way restrict the use by TSS of any information received. In the event it becomes necessary to provide or exchange information that is deemed confidential or proprietary to The Company or TSS, such provision or exchange shall not take place prior to execution of a written confidentiality agreement.

9.0  Public Disclosure

The parties agree not to disclose the terms and conditions of this Agreement without the express written consent of the other party, except as may be required by law or governmental rule or regulation, or to establish either party's rights under this Agreement; provided, however, that if one party seeks to disclose for reasons not requiring the other party's consent, that party will limit the disclosure to the extent required, will allow the other party to review the information disclosed and will apply where available, for confidentiality, protective orders and the like.

Any review under this paragraph will not be construed to make the reviewing party responsible for the content of any disclosure.

10.0  Relationship of the Parties

Neither party is the other's legal representative or agent for any purpose, and has no authority to, and shall not make any warranties or representations for create any obligations for the other party.

11.0  Amendment

This Agreement may be amended, modified, or altered only in a writing duly executed by both parties to this Agreement.

12.0  Advertising and Use of Trademark and Service
Mark

The Company agrees not to advertise the fact that TSS is providing services without the express written consent of TSS. Each party agrees not to use any trademark or service mark of the other party without its written consent, and nothing contained herein is intended to, or shall be construed to grant any license or right regarding any such trademark or service mark.

13.0  Indemnification

Each party agrees to indemnify and hold the other party harmless from any and all claims, suits, actions, liabilities, and costs of any kind, including without limitation, reasonable attorney fees and all cost of litigation arising out of or pertaining to its negligent act or omission, or failure to perform any of its obligations hereunder.

14.0  Limitation of Liability

Each party's liability for actual damages from any cause whatsoever, except as otherwise stated in this section, will be limited to $100,000. This limitation will apply, regardless of the form of action, whether in contract or tort, including negligence. This limitation will not apply to claims by either party for bodily injury or damage to real property or tangible personal property for which the other party is legally liable.

IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY LOST
PROFITS, LOST SAVINGS, INCIDENTAL DAMAGES, OR CONSEQUENTIAL
DAMAGES.  EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE
POSSIBILITY OF SUCH DAMAGES.

15.0  Force Majeure

Neither party will be considered in default or liable for any delay or failure to perform any of its obligations under this Agreement if such delay or failure arises directly or indirectly out of an act of God, acts of the public enemy, freight embargoes, strikes, quarantine restrictions, unusually severe weather conditions, insurrection, riot, and other such causes beyond the control of the party, provided the affected party notifies the other party.

16.0  Order of Precedence

In the event of a conflict, the order of precedence shall be the terms and conditions of 1) the body of this Agreement, 2) its signed and unsigned Attachments, and 3) any transaction documents accepted by TSS hereunder.

17.0 Severability

In the event that any term or condition contained herein is held to be invalid or unenforceable, the remaining terms and conditions shall be unaffected and shall continue to inure to the benefit of and to be binding upon the parties hereto.

18.0  Successors

The terms and conditions of this Agreement shall inure to be benefit of and be binding upon the parties and their respective successors and legal representatives.

19.0  Limitation on Actions

No action, regardless of form, arising out of our related to the transactions covered by this Agreement may be brought by one party against the other party more than two years after the cause of action arose.

20.0 Assignment and Delegation

Except as otherwise provided for in this Agreement, neither party shall assign any of its rights under this Agreement, or delegate any of its duties hereunder without the prior written consent of the other party. Any attempted assignment or obligation without such consent is void.

21.0 Compliance with Government Legal Requirements

The parties agree to comply and do all reasonable things necessary to comply with all federal, state, and local laws, regulations, and ordinances relative to this Agreement.

22.0  Waiver

Failure by either party to insist in any instance upon strict conformance by the other to any term or condition herein or failure by either party to act in the event of a breach shall not be construed as a consent to or waiver of any subsequent breach of the same or of any other term or condition contained herein.

23.0  Non-exclusive Agreement

Nothing in this Agreement will prohibit either party from performing like or similar services for any other person or entity.

24.0  Third Party Beneficiary

This Agreement is intended to benefit TSS and The
Company and no other parties.  It is the express intent of The
Company and TSS that this Agreement is not a third-party beneficiary contract.

25.0  Governing Law and Forum

This Agreement shall be governed by the laws of the State of New York. Both parties expressly waive their right to a trial by jury for any action resulting from this Agreement.

26.0  Statement of Nonrecourse

Technology Service Solutions is a New York general partnership and all of its obligations arising out of this Agreement are expressly nonrecourse to each Partner and its beneficial owners.

27.0  Complete Agreement

This Agreement, its Attachments, and any transaction documents accepted by TSS hereunder constitute the entire agreement and understanding between the parties with respect to the services, and no oral or written representations, terms, conditions, or agreements, other than those set forth in this Agreement, its Attachments, and any transaction documents, have been relied upon or shall be binding upon the parties or imputed to them.

28.0  Authorization

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

Accepted and Agreed to:

Technology Service Solutions
________________________________  ________________________________
				  Company Name

By:___________________________    By:_____________________________
Authorized Signature              Authorized Signature

Name:_________________________   Name:___________________________
(Type or Print)                  (Type or Print)

Title:________________________   Title:__________________________

Date: ________________________   Date:__________________________





TECHNOLOGY SUPPORT AGREEMENT BETWEEN ATS MONEY
SYSTEMS, INC. AND  TECHNOLOGY SERVICE SOLUTIONS

ATTACHMENT A - STATEMENT OF WORK (SOW)

1.0  GENERAL INFORMATION

1.1 Purpose

The purpose of this Statement of Work (SOW) is to fully describe the scope of work set forth in paragraph 1.0 of the Technical Support Agreement between Technology Service Solutions (TSS) and ATS Money Systems executed on 01/30/96. This SOW is governed by the terms and conditions of said Technical Support Agreement. It also sets forth the work related responsibilities of both parties, in connection with Technology Service Solutions providing services to ATS Money Systems and its customers.

1.2  Scope

TSS will provide Contract Maintenance, Time and
Materials and Installation/Discontinuance Services. These product services and charges are specified in Section 7.0.

The type of services specifically required by individual relationships under custom proposals may vary. When applicable, separate Agreements and Attachments will be used to set forth the terms and conditions and charges.

Implementation for such requirements will occur minimum of 30 days from notification by ATS Money Systems as mutually agreed to by TSS and ATS Money Systems. Pricing for these tasks must be submitted separately and developed on an individual basis.

ATS Money Systems will receive all System end-user calls for service and retain responsibility for call administration and critical end-user management and escalation.

TSS will receive stand alone equipment and end-user calls for service and retain responsibility for call administration.

TSS will perform services on behalf of ATS Money
Systems on products listed in Exhibit A, "Eligible Product List". The "Eligible Products List" will be revised from time to time by mutual agreement of the parties as ATS Money Systems engages TSS to perform service on additional end-user accounts.

Should items not identified by ATS Money Systems for service be diagnosed as the cause of system failure, the Customer Service Representative (CSR) will contact ATS Money
Systems to get approval for continued work.

Should end-users request additional work to be performed for which the CSR was not dispatched, the CSR will contact ATS Money Systems. If approved, ATS Money Systems will open a new call using the standard call placement methodology.
CSR's will not perform work without prior approval.

1.3  Project Implementation and Management

TSS will provide ATS Money Systems with an implementation Project Manager to ensure all startup activities are implemented in accordance with this Statement Of Work. The implementation Project Manager will ensure customer familiarization with services, work with ATS Money Systems to integrate daily operating procedures, establish processes for call handling, tracking, and financial reporting, establish the operational systems to support those processes, and transition the account to a Central Site Manager. if required, the Project Manager will be re-engaged whenever new processes require implementation.

TSS will assign a Central Site Manager to ATS Money
Systems to serve as a single point of contact over the life of the contract after implementation is completed. The Central Site Manager will direct TSS support for ATS Money Systems, monitor and ensure service levels are achieved, ensure timely and accurate reporting to ATS Money Systems, and resolve any problems that may occur.

In the event ATS Money Systems should request full time On-Site support, ATS Money Systems will either provide call volume estimates that would justify such an assignment or agree to pay an additional fee for such services. If the estimates warrant an assignment, actual call volumes will be assessed on a quarterly basis to verify the need for continuation.

1.4  Technical Support

ATS Money Systems will maintain a support desk with the necessary expertise, capabilities, and resources to dispatch
TSS for ATS Money Systems system customers. ATS Money Systems support desk will operate Monday - Friday (8:00 A.M. - 07:00
P.M. EST).

ATS Money Systems will assist TSS in obtaining any special diagnostic programs and/or procedures required for TSS to service the specified equipment.

Level 1 and Level 2 Customer Service Representative
(CSR) technical support will be provided by TSS. ATS Money Systems or the Product manufacturers will be engaged to provide Level 3 technical support. Should level 3 technical support be engaged, Level 2 will transfer the call to the appropriate Level 3 organization (ATS Money Systems or the manufacturer) and remain engaged until the problem is identified and/or resolved.

Electronic Customer Communications Option (ECCO) TSS shall, at its own expense, include in its Maintenance Service to ATS Money Systems, the ECCO capability which will provide the software for direct dispatch between ATS Money Systems and TSS. TSS shall be responsible for the operation and maintenance of ECCO. it is understood by ATS Money Systems that it does not acquire any right, title, or interest in the ECCO Capability which remains the exclusive property of TSS or its affiliates.

ATS Money Systems will be responsible for providing the equipment required for ECCO at its site.

ATS Money System's system end-users who attempt to place service calls directly with TSS will be instructed to contact ATS Money Systems at 1/800-526-0494 (Press #2 Software
Support).

The TSS electronic customer interface system will maintain ninety days of history on-line at the local database.
Information available in ECCO will be limited to that which is available within ECCO's design capabilities.

ATS Money Systems will be able to access ECCO data on a daily basis to ascertain call status.

Voice will be used as a backup in the event that ECCO is not available. (1/800-9TSS-FIX)

If an end-user should provide problem information to ATS Money Systems, it will be given to the TSS CSR (via ECCO) and the end-user will not be contacted again for problem determination.

1.5  Safety

TSS agrees to service standard available products.
if TSS determines that products may not meet TSS safety or serviceability standards, it will immediately suspend service and notify ATS Money Systems of the problem. TSSs will not resume service until corrective action has been taken and the problem has passed TSS safety and serviceability standards.

ATS Money Systems agrees that all equipment serviced under this agreement has received certification from Underwriters Laboratory (UL) or an equivalent and will be individually identified as such with the appropriate labeling.

1.6  Equipment Access

ATS Money Systems agrees to inform the end-users of the eligible products that, to obtain service, the end-user must provide TSS with full, free, and safe access to the equipment.

1.7  Rights to Materials

ATS Money Systems hereby grants to TSS the right to use pre-existing training information provided to TSS to develop and produce training materials and documentation to be used by TSS in which TSS retains all rights, title, and interest.

1.8  Documentation

TSS will obtain all necessary documentation from ATS
Money Systems or what sources is required for servicing the eligible products. Reproduction costs are assumed by TSS.

1.9  Field Service Support

Level 1

Problem identification and problem resolution will be provided by TSS Remote Support Services through the usual process.

Level 2

If Level 1 cannot resolve the problem, then the support will be escalated within the TSS technical or network support organizations. Level 2 will be engaged by the Level 1 contact.

Level 3

ATS Money Systems or Manufacturers product engineers and technical specialists or software/network specialists will be engaged as required for problem identification and resolution. TSS' Remote Support Services representative will contact the appropriate party.

2.0  HARDWARE SERVICES

2.1  Service Agreement

ATS Money Systems agreement is for On-Site hardware maintenance, Time & Material and installation/discontinuance services. The Principle Period of Maintenance (PPM) is defined as Monday through Friday from 8:00 A.M. to 5:00 P.M., local time, excluding government holidays.

2.2  Maintenance Strategy - ATS Money Systems Help
Desk

The service strategy for ATS Money System's system accounts requires ATS Money Systems to perform initial problem determination for systems customers and to dispatch a TSS
Customer Service Representative (CSR) using ECCO and the standard call placement methodology.

TSS will provide ATS Money Systems with a part number cross reference listing of ATS to TSS part numbers. ATS (Money
Systems) will dispatch Service calls to TSS with the probable failing TSS Part Number and description when available.

ATS Money Systems stand alone equipment customers will place service calls directly to TSS utilizing the 1/800-9
TSS FIX number (800-987-7349).

2.3  Customer Service Response Time

TSS shall provide telephone response to end-user calls within one hour for hardware service and installations.

For service incidents the CSR will be dispatched for On-Site next day repair with standard parts supplied by TSS. On site next day repair is defined as a Monday through Friday 8:00 A.M. to 5:00 P.M., local time, on the following day after the service call is received by TSS from ATS Money Systems or ATS Money Systems end users in the case of stand alone equipment.

Exceptions to this will be:

1) Those calls that are specifically delayed by the end-user.

2) For simple problems not requiring parts best effort same day service.

3) When TSS On-Site problem determination is required best effort same day service.

For unscheduled installations with machines in quantities of less than ten, the CSR will schedule the work to be performed within five business days.

All installation work involving more than ten machines at one location or work across several geographic areas will be handled as scheduled and planned work. TSS will require a minimum of five business days notice for such work and the work will be scheduled based on the requirements and complexity of the installation.

Calls placed outside of the principle Period of Maintenance (PPM) or on machines not listed on Exhibit A or on ATS Coin Counters will be serviced on a best effort basis.

2.4  Service Call Flow

TSS will provide service to the ATS Money Systems accounts using the call flow depicted in Exhibit B. These call flows may change over time.

ATS Money Systems Responsibilities

ATS Money System's personnel are responsible for dispatching of calls on behalf of their system customers. When the end-user experiences a problem it will call ATS Money
Systems at 1/800-526-0494. ATS Money Systems will screen all systems calls to:

*  Verify service entitlement
*  Obtain problem information and log pertinent end-user information

ATS money Systems will provide TSS with the following information at the time of call placement:

*  TSS Contract Number
*  Call Billing/Type Code
*  ATS Money Systems PO Number (if required)
*  ATS Money Systems end-user Phone Number with Account ID
*  End-User Name
*  Contact Person
*  Address
*  Zip Code
*  Contact Phone Number
*  Platform/Machine Type (Exhibit C)
*  Manufacturer and ModelNumber
*  Serial Number
*  Problem Description or Definition
*  Failing Part Description
*  Failing Part Number

TSS Responsibilities

Receive service calls from stand alone equipment end users

Perform entitlement (if unentitled direct end user to ATS Money Systems at (1/800-526-0494 Ext. 718)

Dispatch trained CSR

For Home Depot service calls obtain access code prior to 5:00 P.M. EST/arriving on site (770-433-8211 x16410/x16425)
NOTE;  Do not go to site without access code.

Call end user within one (1) hour of receiving service call to establish an ETA.

Perform initial problem determination

Perform On-Site next day repair if part required

3.0  EDUCATION/TRAINING

3.1  Skills

TSS will dispatch appropriately trained CSR's based on the platform/machine type indicated at the time of service call placement.

4.0  PARTS SUPPORT

4.1  Parts Strategy

TSS will maintain an inventory of high usage parts for the machines identified in Exhibit A; Eligible Product List, within the TSS distribution network. Parts will be assigned a TSS part number and Used parts Return (UPR) identification for those parts that will be returned to the network for disposal or repair.

Low usage parts not included in the standard inventory will be obtained, as required, to meet the response/repair times and will be shipped to a site designated by the CSR.

TSS will return failing parts to the distribution network.

TSS will be responsible for the logistics of all spare parts.

Replaced parts supplied by TSS become the property of TSS or its designee.

TSS assumes risk of loss for damage of parts supplied by ATS Money Systems while in the possession or control of TSS.

TSS will provide the part(s) necessary to complete a service call for hardware service.

TSS, in conjunction with ATS Money Systems, will develop a recommended spare parts list and quantities for the stocking program for ATS Money Systems accounts.

* Parts identified for the TSS stocking program will be assigned a TSS part number and will be available through the TSS parts distribution system.

* Parts which are not stocked by TSS will be purchased through national buy and will be express shipped by the next business day.

5.0  ADMINISTRATIVE SUPPORT

5.1  Machine Types and Models

All machine types and models will be assigned a TSS platform/machine number consistent with the protocols required for TSS databases.

5.2  Parts Numbers

TSS Part Numbers will be developed and assigned to product part numbers consistent with the protocols for TSS databases.

5.3  Dispatch

ATS Money Systems will perform entitlement for Service prior to contacting TSS.

Calls for service form system end-users will be received by ATS Money Systems at 1/800-526-0494. The end-user will be requested to provide information identified in Section
2.4.

If a (ATS Money System) system end-user should call
TSS directly, the TSS representative will advise the end-user to contact ATS Money Systems at 1/800-526-0494 (Press #2) for assistance.

5.4  Activity Reporting

TSS CSR's will use Quality Service Activity Reporting
(QSAR) for service activity reporting. When recording QSAR entries for ATS Money Systems, the CSR will use appropriate TSS platform types, machine types, models and serial numbers, and service code as well as the TSS Contract Number.

TSS CSR's will use service codes 01 for service, 44 for installation/discontinuance.

If the call has been properly placed via ATS Money
Systems, the machine type and the correct machine serial number will be in the dispatch record and will automatically fill these fields when the CSR records the service activity.

6.0  SERVICE SUPPORT

6.1  Support Level Structure

A minimum of two A+ Certified CSR's experienced and/or trained will be available for service in the geographic areas identified as being covered under this contract.

6.2  TSS Technical Support Responsibilities

TSS will provide a trained CSR to perform remedial maintenance who will be responsible for using the following recommended call flow:

Contact the end-user indicated in the call record within one hour (CSR)

Provide On-Site next day service repair if parts are required

Provide On-Site same day service under best effort basis if parts are not required

Provide On-Site installations as scheduled

Obtain parts via the identified process

Utilize technical support when necessary

Update call with appropriate call coding including identifying the problem resolved (CSR's)

Close resolved problems via their portable terminal or via voice to the dispatch system on a timely basis

6.3  ATS Money Systems Technical Support
Responsibilities

ATS Money Systems will:

Perform Systems Problem Determination

Provide Product and customer information as identified in Section 2.2

Dispatch the call using ECCO with all necessary call information

Provide Level 3 support when required

6.4  Preventive Maintenance

TSS will perform Preventive Maintenance on ATS Money
Systems Printers, Document Counters and Encoding machines in conjunction with service calls recording Service Code 08 and machine type and serial number and serial number on the Quality Service Activity Report (QSAR). Preventive maintenance will consist of cleaning, inspection, adjustments and replacement of worn components as needed. In the event that PM has not been performed in the prior twelve (12) months on the above stated machines TSS will schedule under a best effort basis perform PM within sixty (60) days on those remaining machines in ATS Money Systems end user inventory.

6.5  PAYMENTS AND INVOICING

TSS will provide monthly invoices for annuity contract based services. TSS bills in advance for these services (e.g. TSS would send an invoice during the first week of March to represent March contract services). On a separate invoice, TSS will provide a summary invoice for all incident activity (T&M and Install/Discontinuance) performed during the designated billing period (e.g. TSS would send an invoice during the first week of March to represent January incident activity).

The invoice for annuity contract will contain the following information:

*  End User Contract Number
*  End User Customer Name
*  Purchase Order Number
*  Billing period of Maintenance
*  Invoice Amount
*  Discount Amount
*  Amount Due

Payment terms are net 30 days.

The invoice for T&M and Installation/Discontinuance services will contain the following information:

     *  TSS Problem #
     *  Customer Problem # (if supplied)
     *  End User Customer Contact
     *  Purchase order Number (if applicable)
     *  Date of Service
     *  Total labor charge
     *  Total parts charge
     *  Total price for the incident
     Each billable incident will be listed with the above
information.   Payment terms are net 30 days.

Invoice detail reports are available upon request to provide more specific information concerning the annuity contract and incident based activity. TSS can provide the following reports for no additional charge:

Annuity Invoice Inventory Report:

This report details the inventory by machine serial number that is covered during the billing period. Included in the report is the service purchased, billing period covered, billing amount, and any applicable taxes. Subtotals are shown for each amendment within a customer contract as well as subtotals by customer contract.

Incident Call Detail Report:

This report provides specific information on each billable call placed including: end user customer name, location, contact, date of service request and service requested. in addition, the report lists all actual and travel hours associated with all service performed by TSS on this call along with a listing of all parts and descriptions used to remedy the customer's problem.

Incident Call Summary Report:

This report provides a summary of every service activity performed by a TSS customer service representative to remedy a customer's problem. This report contains both the customer and TSS problem numbers as well as a description of work performed and the associated charges.

Incident Billing Detail by State:

This report provides a summary of every service activity by a TSS customer service representative to remedy a customer's problem and sorts all records by the state in which service was performed. This report lists both customer and TSS problem numbers, the end user customer's name and location, labor charges, parts charges, and total charges for each service activity.

NOTE:

TSS reserves the right to change the format of invoices and/or reports but in doing so will not provide any less data to our customer.

6.6  REPORTS

TSS will provide current and historic call information using ECCO. Current call progress can be displayed at any time during a service incident. The status of a selected call or all calls will be indicated at the time the request is made through ECCO. ATS Money Systems may access call information via ECCO except for the exceptions identified in section 2.1.

Historic call status will provide information tailored to parameters et up to track desired objectives and information. ECCO 1.5 Users Guide describes current and historic data available to ATS Money Systems.

7.0  PRICING

Intentionally omitted.

8.0  Authorization

Accepted and Agreed to:

Technology Service Solutions         ATS Money Systems, Inc.

By: __________________________       By:___________________________

Name:_________________________       Name:_________________________

Title:________________________       Title:_________________________

Date: ________________________      Date:_________________________